Exhibit 32.2

Certification pursuant to 18 U.S.C. 1350,

as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2002

In connection with the Quarterly Report of Coach Industries Group, Inc. (the “Company”) on Form 10-QSB for the period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Susan Weisman, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 16, 2005

/s/ Susan Weisman
Susan Weisman,
Chief Accounting Officer